 EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of First Financial Service Corporation (the “Corporation”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934 and;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation;

Date: November 14, 2011	By:	/s/	B. Keith Johnson
B. Keith Johnson
Chief Executive Officer

Date: November 14, 2011	By:	/s/	Gregory S. Schreacke
Gregory S. Schreacke
President
Chief Financial Officer &
Principal Accounting Officer